THE OMNI INVESTMENT FUND
                    SUPPLEMENT DATED NOVEMBER 18, 1996, TO
                        PROSPECTUS DATED APRIL 30, 1996


     On November 18, 1996, THE CURRENT INVESTMENT ADVISER OF THE OMNI INVESTMENT FUND (THE "Fund"), Perkins, Wolf, McDonnell & Company ("PWM"), and Berger Associates, Inc. ("BERGER"), entered into an agreement (the "NOVEMBER 18 AGREEMENT) which proposes that Berger will become the Fund's investment adviser under a new Investment Advisory Agreement, and that PWM will become sub-adviser to the Fund under a new Sub-Advisory Agreement. No change is contemplated in the investment advisory personnel responsible for day-to-day management of the Fund's investments or in the Fund's investment objective or approach.

     ADVISORY AGREEMENTS. The proposed new Investment Advisory Agreement with Berger would result in a reduction of the advisory fee payable by the Fund from the annual rate of 1.00% to 0.90% of the Fund's average daily net assets. Under the proposed new Sub-Advisory Agreement, PWM would continue with its day-to-day portfolio management of the Fund and Berger would pay PWM a fee at an annual rate of 0.90% of the first $75 million of the Fund's average daily net assets, 0.50% of the next $125 million, and 0.20% of any excess. No part of the sub-advisory fee would be borne by the Fund.

     NEW FUND OFFICERS AND TRUSTEES. The November 18 Agreement also proposes that the number of trustees of the Fund be increased from 5 to 10 and that the trustees and officers of other funds advised by Berger would become the new trustees and officers of the Fund.

     NEW CLASS. The November 18 Agreement also proposes the creation of two classes of shares of the Fund -- Institutional Shares and Investor Shares.
The shares held by the Fund's shareholders on the date of completion of the transaction will be redesignated as Institutional Shares and otherwise unchanged. Investor Shares will be identical to Institutional Shares, except that Investor Shares will bear a 12b-1 fee at the annual rate of 0.25% of average daily net assets of the Fund attributable to this class, which would be paid to Berger for activities primarily intended to result in the sale of the new class of shares. Investor Shares would be made available to the general public, subject to the Fund's regular minimum initial investment requirements. Sales of Institutional Shares, which will not bear a 12b-1 fee, would be limited to (a) investors who maintain a large minimum account balance (proposed to be $1 million) and (b) shareholders invested in the Fund on the date the transaction is completed, subject only to the Fund's regular minimum investment requirements.

     CONDITIONS TO COMPLETION OF THE NEW ARRANGEMENTS. Implementation of the changes contemplated by the November 18 Agreement is contingent upon, among other things, the approval of both the current trustees and the shareholders of the Fund of the new Investment Advisory Agreement with Berger, the new Sub-dvisory Agreement with PWM, the new Fund trustees and the changes necessary to implement the new class of shares.